Exhibit 99.1

Talos Energy Provides Update on Additional Positive Impacts from the Inflation Reduction Act

Houston, Texas, August 9, 2022 – Talos Energy Inc. (“Talos” or the “Company”) (NYSE: TALO) today provided some expected benefits to the Company if the Inflation Reduction Act of 2022 passes into law in its current form. The bill was approved by the Senate on Sunday, August 7, and is expected to be voted by the House of Representatives on Friday, August 12. If approved by the House, it is expected that President Biden will sign the Act into law.

The inclusion of several favorable provisions in the Act will benefit both Talos’s Upstream business and its Carbon Capture and Sequestration business, as described below.

Offshore Oil & Gas Lease Sales:

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Reinstates Lease Sale 257 held in November 2021, and high bidders must be awarded their leases: Talos was one of the most active bidders in Lease Sale 257 and was the high bidder on 10 blocks totaling over 57,000 gross acres.

•	Requires holding previously cancelled Gulf of Mexico Lease Sales 259 and 261 within an established timeline. Lease Sale 259 must occur by March 31, 2023, and Lease Sale 261 by September 30, 2023.

•

Future offshore wind lease sales tied to holding additional oil and gas lease sales: In order to issue an offshore wind lease, an oil and gas lease sale of at least 60 million acres, which is approximately the area-wide Gulf of Mexico size, must have been held in the prior year. This linkage will be in place for 10 years.

•	Deepwater royalty rates capped at current rates for 10 years. Talos’s existing 1.3 million gross acres under lease are also unaffected.

Carbon Capture and Sequestration:

•	Increases the federal 45Q tax credit for permanent sequestration of carbon dioxide to $85/ton subject to prevailing wage and apprenticeship requirements.

•	Adds a direct pay component for the first five years of a project, after which it reverts to a federal income tax credit.

•	Extends eligibility to projects that commence construction before January 1, 2033.

President and Chief Executive Officer Timothy S. Duncan commented: “We have always believed maintaining offshore leasing in the Gulf of Mexico is good energy policy that provides energy security, energy production and energy jobs in one of the lowest carbon-intensive oil producing basins in the world. The acreage we were the high bidders on in Lease Sale 257 have identified drilling opportunities that will be actionable in our longer-term drilling calendar. Additionally, consistent leasing is an important part of our strategy of responsible energy development. We are also excited about the 45Q tax credit expansion and its potential impact on our growing CCS business. We believe we have put together one of the most attractive portfolios available for permanent carbon sequestration in close proximity to several industrial hubs where these credits will allow decarbonization to become a priority. There is no doubt the legislation is an important step for offshore energy security and CCS development along the United States Gulf Coast.”

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven independent exploration and production company focused on safely and efficiently maximizing long-term value through its operations, currently in the United States and offshore Mexico, both upstream through oil and gas exploration and production and downstream through the development of future carbon capture and storage opportunities. As one of the Gulf of Mexico’s largest public independent producers, we leverage decades of technical and offshore operational expertise towards the acquisition, exploration and development of assets in key geological trends that are present in many offshore basins around the world. With a focus on environmental stewardship, we are also utilizing our expertise to explore opportunities to reduce industrial emissions through our carbon capture and storage initiatives along the U.S. Gulf Coast and Gulf of Mexico. For more information, visit www.talosenergy.com.

INVESTOR RELATIONS CONTACT

Sergio Maiworm

+1.713.328.3008

investor@talosenergy.com

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast,” “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements include statements regarding our ability to realize certain opportunities and benefit from favorable regulation and spending by the U.S. federal government, and successfully achieve growth, strategic and business development initiatives. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, the success of our carbon capture and sequestration projects; commodity price volatility ; the lack of a resolution to the war in Ukraine and its impact on certain commodity markets; the ability or willingness of the Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC countries, such as Saudi Arabia and Russia, to set and maintain oil production levels and the impact of any such actions; lack of transportation and storage capacity as a result of oversupply, government regulations and actions or other factors; sustained inflation and the impact of central bank policy in response thereto; lack of availability of drilling and production equipment and services; environmental risks; drilling and other operating risks; regulatory changes; the continued impact of the coronavirus disease 2019 (“COVID-19”), including any new strains or variants, and governmental measures related thereto; the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital; the timing of development expenditures; the possibility that the anticipated benefits of recent acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of such acquisitions; changes to federal income tax laws and regulations, including the Inflation Reduction Act of 2022; and other factors that may affect our future results and business, generally, including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 25, 2022 and in our Quarterly Reports on Form 10-Q for the period ended March 31, 2022 filed on May 5, 2022 and for the period ended June 30, 2022 filed August 5, 2022.

Should one or more of these risks occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, to reflect events or circumstances after the date of this communication.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002